Exhibit 99.5

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-04685, 333-28933, 333-63147, 333-81925, 333-86581, 333-40356, 333-84196, 333-89966 and 333-97571) of Itron, Inc. of our report dated February 15, 2002, except as to Note 12 which is as of May 29, 2002, relating to the financial statements of Silicon Energy Corp., which appears in the Current Report on Form 8-K of Itron, Inc. dated March 26, 2003.

/s/ PricewaterhouseCoopers LLP

San Francisco, California

March 26, 2003